Supplement to the
Fidelity® Select Portfolios®
April 29, 2008
Prospectus

Effective on January 16, 2009, Utilities Growth Portfolio will be renamed Utilities Portfolio.

Proposed Reorganizations. The Board of Trustees of Fidelity Select Portfolios has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Paper and Forest Products Portfolio and Materials Portfolio, and Networking and Infrastructure Portfolio and Communications Equipment Portfolio.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio in exchange for shares of Materials Portfolio and Communications Equipment Portfolio, respectively, equal in value to the relative net asset value of the outstanding shares of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio. After the exchange, each of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will distribute the Materials Portfolio and Communications Equipment Portfolio shares to its shareholders pro rata, in liquidation of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio (these transactions are referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. Special Meetings ("Meetings") of the Shareholders of Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio are expected to be held on May 19, 2009, and approval of the Agreements will be voted on at that time. Shareholders of record on March 23, 2009 will be entitled to vote. In connection with the Meetings, Paper and Forest Products Portfolio and Networking and Infrastructure Portfolio will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing their respective Reorganizations and a Prospectus for Materials Portfolio or Communications Equipment Portfolio.

If the Agreements are approved at the Meetings and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to take place in June 2009. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Paper and Forest Products Portfolio or Networking and Infrastructure Portfolio shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and FMR will consider other options for that fund, potentially including liquidation.

The foregoing is not a solicitation of any proxy. For free copies of the Proxy Statements describing the Reorganizations (and containing important information about fees, expenses and risk considerations) and a Prospectus for Materials Portfolio or Communications Equipment Portfolio, please call 1-800-544-3198 after March 23, 2009. Each prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces the biographical information for Transportation found in the "Fund Management" section on page 66.

Anton An is manager of Transportation, which he has managed since October 2008. Since joining Fidelity Investments in 2005, Mr. An has worked as an equity research analyst for FMR, and as both a venture capital intern for FIL Limited and as an equity research intern for FMR. He previously worked at the Oracle Corporation as a senior application engineer from 2002 to 2004.

The following information replaces the biographical information for Electronics found in the "Fund Management" section on page 67.

Stephen Barwikowski is co-manager of Electronics, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity in 1999, Mr. Barwikowski has worked as both a research associate and research analyst in FMRCo's High Income division.

Christopher Lin is co-manager of Electronics, which he has managed since January 2009. He also manages other Fidelity funds. Since joining Fidelity in 2003, Mr. Lin has worked as both a research associate and research analyst within the Equity Research division of FMRCo.

The following information replaces the biographical information for IT Services found in the "Fund Management" section on page 67.

Kyle Weaver is manager of IT Services, which he has managed since February 2009. Prior to joining Fidelity Investments in May 2008 as a research analyst, Mr. Weaver was a research analyst and portfolio manager for RiverSource Investments, LLC, covering the IT Services, Consumer Retail and Telecommunications sectors since 2002.

The following information replaces the biographical information for Financial Services found in the "Fund Management" section on page 67.

Benjamin Hesse is manager of Financial Services, which he has managed since October 2008. Mr. Hesse joined Fidelity Investments as a research analyst in August 2005, after receiving an MBA from Columbia Business School in 2005. Previously, Mr. Hesse was a research analyst intern at Credit Suisse Asset Management in New York.

The following information replaces the biographical information for Home Finance found in the "Fund Management" section on page 67.

Christopher Lee is manager of Home Finance, which he has managed since February 2009. He joined Fidelity Investments in 2004 after receiving his MBA from the Sloan School of Management at the Massachusetts Institute of Technology.

The following information replaces the biographical information for Banking Portfolio found in the "Fund Management" section on page 67.

Vincent Montemaggiore is manager of Banking, which he has managed since June 2008. Mr. Montemaggiore joined Fidelity Investments in 2005 as an equity research analyst. Prior to joining Fidelity, Mr. Montemaggiore worked as an investment banking senior analyst for De Guardiola Advisors, Inc. in New York from 2002 until 2003. From 2000 until 2002, he was as an investment banking analyst working with the Financial Services Industry for Putnam Lovell Securities, Inc. in New York.

SEL-09-02 February 12, 2009
1.482105.218

The following information replaces the biographical information for Health Care found in the "Fund Management" section on page 67.

Matthew Sabel is co-manager of Health Care, which he has managed since August 2006. Mr. Sabel joined Fidelity Investments as a research analyst in 2000. Previously, he was a consultant for Putnam Associates, a health care consulting firm.

Edward Yoon is co-manager of Health Care, which he has managed since October 2008. Mr. Yoon joined Fidelity Investments in July 2006 as a research analyst. Prior to joining Fidelity, he worked for JP Morgan Asset Management as an analyst and co-fund manager from 2002 until 2006.